UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

_____________________________

FORM 8-K/A
_____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2018

_____________________________

BARNWELL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	1-5103	72-0496921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 2900 Honolulu, Hawaii 96813 (Address of principal executive offices)	96813 (Zip Code)

Registrant's telephone number, including area code:	(808) 531-8400

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On August 30, 2018, Barnwell Industries, Inc. (the "Company") filed, with the Securities and Exchange Commission, a Current Report on Form 8-K (the "Initial Form 8-K") regarding the closing of the acquisition (the "Acquisition") by Barnwell of Canada, Limited and Octavian Oil Ltd., each a subsidiary of the Company, of interests in certain oil and natural gas properties located in the Twining area of Alberta, Canada (the "Twinning Acquisition Properties") from Eagle Energy Inc., pursuant to a Purchase and Sale Agreement dated July 19, 2018.
This Current Report on Form 8-K/A amends Item 9.01 of the Initial Form 8-K to include the statements of revenue and direct operating expenses associated with the Twinning Acquisition Properties and unaudited pro forma financial information with respect to the Acquisition. This Amendment No. 1 should be read in conjunction with the Initial Form 8-K and, except as stated above, no other information contained in the Initial Form 8-K has been amended.
Item 9.01                          Financial Statements and Exhibits.
(a)            Financial statements of business acquired
The audited statement of revenue and direct operating expenses associated with the Twinning Acquisition Properties for the fiscal years ended December 31, 2017 and December 31, 2016 and the unaudited statement of revenue and direct operating expenses associated with the Twinning Acquisition Properties for the six months ended June 30, 2018 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.
(b)            Pro Forma financial information
The unaudited pro forma consolidated financial information of the Company for the nine months ended June 30, 2018 and the fiscal year ended September 30, 2017 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.
(d)            Exhibits
Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Audited statement of revenue and direct operating expenses associated with the Twinning Acquisition Properties for the fiscal years ended December 31, 2017 and December 31, 2016 and unaudited statement of revenue and direct operating expenses associated with the Twinning Acquisition Properties for the six months ended June 30, 2018

99.2	Unaudited pro forma consolidated financial information of the Company for the nine months ended June 30, 2018 and the fiscal year ended September 30, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  November 13, 2018

BARNWELL INDUSTRIES, INC.

By:	/s/ Russell Gifford
	Name:	Russell M. Gifford
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Audited statement of revenue and direct operating expenses associated with the Twinning Acquisition Properties for the fiscal years ended December 31, 2017 and December 31, 2016 and unaudited statement of revenue and direct operating expenses associated with the Twinning Acquisition Properties for the six months ended June 30, 2018

99.2	Unaudited pro forma consolidated financial information of the Company for the nine months ended June 30, 2018 and the fiscal year ended September 30, 2017